EXHIBIT 99.2

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

THE BOSTON BEER COMPANY, INC.,

SCIV IRREVOCABLE TRUST U/A/D 12/23/07 A/K/A SAMUEL A CALAGIONE III

AND MARIAH CALAGIONE IRREVOCABLE TRUST F/B/O SAMUEL A

CALAGIONE IV DATED DECEMBER 23, 2007,

GCC IRREVOCABLE TRUST U/A/D 12/23/07 A/K/A SAMUEL A CALAGIONE III

AND MARIAH CALAGIONE IRREVOCABLE TRUST F/B/O GRIER C CALAGIONE

DATED DECEMBER 23, 2007,

THE CALAGIONE DYNASTY TRUST DATED NOVEMBER 12, 2018,

THE CALAGIONE FAMILY TRUST DATED DECEMBER 14, 2016,

AMENDMENT NUMBER ONE AND RESTATEMENT OF REVOCABLE TRUST OF

SAMUEL A. CALAGIONE III DATED NOVEMBER 12, 2018

AND

SAMUEL A. CALAGIONE III (AS THE HOLDER REPRESENTATIVE)

DATED [•], 2019

Exhibit A—Names and Addresses of the Holders

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [•], 2019 (the “Effective Date”) by and among The Boston Beer Company, Inc., a Massachusetts corporation (the “Company”), and the individuals/entities identified on Exhibit A hereto (collectively, the “Holders” and, each individually, a “Holder”). The Company and the Holders are sometimes collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

WHEREAS, the Parties desire to enter into this Agreement in order for the Company to grant limited registration rights to the Holders in respect of the shares of Class A Common Stock of the Company held by such Holders as further set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement shall have the following meanings:

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means any day, excluding Saturday, Sunday and any other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

“Change of Control Event” means the occurrence of any event whereby Mr. C. James Koch, together with his family members and/or Affiliates, ceases to own, in the aggregate, a majority of the issued and outstanding shares of Class B Common Stock of the Company or the Company enters into an agreement or agreements to sell or dispose of, in one or more related transactions, the rights to manufacture and distribute all or substantially all of the Company’s and its Affiliates’ brands.

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Designated Courts” has the meaning set forth in Section 3.10 below.

“Effective Date” has the meaning set forth in the preamble.

“Electronic Delivery” has the meaning set forth in Section 3.09 below.

“Governmental Authority” means any federal, national, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

“Holder(s)” has the meaning set forth in the preamble.

“Holder Representative” means Samuel A. Calagione III.

“Merger Agreement” means that certain Merger Agreement by and among the Company, Canoe Acquisition Corp., the Holder Representative, Ms. Mariah D. Calagione and Dogfish Head Holding Company, a Delaware corporation.

“MUPA” means that certain Membership Unit Purchase Agreement by and among the Company, the Holder Representative, Ms. Mariah D. Calagione and Dogfish East of the Mississippi LP, a Delaware limited partnership.

“Party” or “Parties” each has the respective meaning set forth in the preamble.

“Person” means an association, a corporation, an individual, a partnership, a limited liability company, a limited partnership, limited liability partnership, a trust or any other entity or organization or a Governmental Authority.

“Register” means the filing of a Registration Statement with the SEC, and the declaration of effectiveness thereof, for securities under the Securities Act.

“Registrable Securities” means the shares of Class A Common Stock of the Company received by each Holder (and issued in each Holder’s name) as of the Effective Date in connection with the Merger Agreement and/or the MUPA; provided, however, that any such shares will cease to be Registrable Securities when (i) a Securities Act registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities are sold pursuant to Rule 144 under the Securities Act, as such rule may be amended from time to time, (“Rule 144”), (iii) after such time as the Registrable Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144 and the issuer thereof has caused its transfer agent to remove any legends notated on the Registrable Securities, or (iv) this Agreement is terminated in accordance with the terms set forth in Section 3.01 below.

“Registration Statement” means a registration statement contemplated by Section 2.02 of this Agreement, including, any prospectus, amendments and supplements to such registration or prospectus, including further pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“SEC” has the meaning set forth in Section 2.02 below.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, including any and all fees, expenses and disbursements of counsel for, or advisors to, the Holders.

“Trigger Event” has the meaning set forth in Section 2.01 below.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Trigger Events. The registration rights granted to the Holders in Section 2.02 below shall in all respects be conditioned upon the occurrence of either of the following events (each a “Trigger Event”): (i) the Company’s termination of the Holder Representative’s employment with the Company without Cause or termination of employment by the Holder Representative for Good Reason (as such term is defined in that certain employment agreement by and between the Company and the Holder Representative); or (ii) a Change of Control Event which occurs within two (2) years from the Effective Date.

Section 2.02 Registration Rights. Subject to Section 2.04 below, upon the occurrence of a Trigger Event, the Company shall, within thirty (30) days following a written notice from the Holder Representative to the Company invoking the Holders’ rights hereunder, prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all of the Registrable Securities. Any such Registration Statement prepared and filed pursuant to this Section 2.02 shall be on Form S-3 (except if the Company is not then eligible to Register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form as determined by the Company in its sole discretion in accordance with the Securities Act and the rules promulgated thereunder and the Company shall undertake to Register such Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that the Company shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering such Registrable Securities has been declared effective by the SEC). The Company shall (a) if such Registration Statement is not automatically effective upon filing, use commercially reasonable efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing, and (b) use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities. Each Holder hereby acknowledges and agrees that if a Trigger Event does not occur, or the Holder Representative fails to deliver timely notice to the Company in accordance with Section 2.04 below, the Holders shall have no registration rights of any kind and the Company shall not be under any obligation to Register the Registrable Securities or file any Registration Statement.

Section 2.03 Registration Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (i) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than fees, commissions or discounts); (iii) expenses of any audits incident to or required by any such registration; (iv) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (v) printing expenses; (vi) messenger, telephone and delivery expenses; (vii) fees and expenses of the Company’s counsel and accountants; and (viii) Financial Industry Regulatory Authority, Inc.’s filing fees (if any). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the Holders, in proportion to the number of Registrable Securities included in such registration for each such Holder.

Section 2.04 Exercise; Lapse of Rights. To invoke the registration rights granted to the Holders under this Agreement, the Holder Representative must deliver a written notice to the Company within thirty (30) days following the occurrence of a Trigger Event. This written notice must inform the Company that: (i) a Trigger Event has occurred, (ii) the date on which the Trigger Event has occurred, and (iii) the Holder Representative, on behalf of all of the Holders, desires to exercise the registration rights granted to the Holders under this Agreement. In the event the Holder Representative fails to deliver such notice to the Company within this thirty (30) day period, all registration rights granted to the Holders under Section 2.02 above shall lapse and shall be deemed fully terminated and revoked by the Company in all respects.

Section 2.05 Holder Representative as Agent. Each Holder hereby expressly appoints the Holder Representative as the agent of such Holder with full power and authority to act on behalf of, and in the name of, such Holder in electing to exercise any rights granted to any Holder hereunder or making any decision on behalf of the Holders in respect of this Agreement. Each Holder agrees and confirms that all actions taken by, and decisions made by, the Holder Representative on behalf of the Holders shall be deemed fully approved and authorized by such Holder in all respects. Each Holder further agrees and confirms that the Company shall be entitled to rely on the appointment of the Holder Representative as agent on behalf of all of the Holders hereunder and that the Company shall not be liable to any Holder in any respect for any decision made by the Holder Representative on behalf of all Holders or the Company’s reliance thereon.

ARTICLE III

MISCELLANEOUS

Section 3.01 Term. This Agreement shall remain in full force and effect until the earlier occurrence of the following: (i) the Company has Registered the Registrable Securities in accordance with the terms of this Agreement; (ii) the Holder Representative fails to deliver timely notice as required pursuant to Section 2.04 hereof; and (iii) the Company and the Holder Representative mutually agree to terminate this Agreement.

Section 3.02 Expenses. Each Party shall pay its own fees and expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

Section 3.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the addresses indicated below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 3.03):

If to the Company:	The Boston Beer Company, Inc. One Design Center Place, Suite 850 Boston, MA 02210 Attention: Tara L. Heath, Vice President, Legal and Deputy General Counsel E-mail: Tara.Heath@bostonbeer.com

with a copy to (which shall not constitute notice):	Nixon Peabody LLP Exchange Place 53 State Street Boston, MA 02109 Attention: Frederick H. Grein, Jr. E-mail: fgrein@nixonpeabody.com

If to the Holders:	To the Holder Representative c/o Sageworth 1861 Santa Barbara Drive Lancaster, Pennsylvania 17601 Attention: Kyle Groft E-mail: kgroft@sageworth.com

with a copy to (which shall not constitute notice):	McDermott Will & Emery LLP 500 North Capitol Street, N.W. Washington, D.C. 20001 Attention: Marc Sorini and Thomas P. Conaghan E-mail: msorini@mwe.com; tconaghan@mwe.com

Section 3.04 Assignment; Successors in Interest; No Third-Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned or delegated by any Party without the prior written consent of the other Parties. Nothing expressed or implied herein is intended, or shall be construed, to confer upon or give any Person other than the Parties and their respective successors and permitted assigns, any right, remedy, claim, obligation or liability under or by reason of this Agreement, or result in such Person being deemed a third-party beneficiary hereof.

Section 3.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 3.06 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 3.07 Amendment and Waiver. This Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the Holder Representative. Each Holder hereby agrees and acknowledges that any such amendment, modification, supplement or waiver of this Agreement, or any provision hereunder, as consented to by the Holder Representative shall be binding on all of the Holders. No waiver by any Party or Parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 3.08 Complete Agreement. This Agreement (including Exhibit A attached hereto) contains the complete agreement between the Parties with respect to the subject matter contained herein, and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way.

Section 3.09 Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one (1) or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by

..pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 3.10 Governing Law; Jurisdiction. All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware. Any suit, action or proceeding against the Company or any of the Holders arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought exclusively in the courts of the State of Delaware (the “Designated Courts”), and the Parties hereto accept the exclusive jurisdiction of the Designated Courts for the purpose of any suit, action or proceeding. In addition, each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any of the Designated Courts and hereby further irrevocably waives any claim that any suit, action or proceedings brought in the Designated Courts has been brought in an inconvenient forum. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (i) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (ii) THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 3.11 Further Assurances. Each of the Parties to this Agreement shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

The Company:	THE BOSTON BEER COMPANY, INC.

By:

Name:

Title:

The Holders:	SCIV IRREVOCABLE TRUST U/A/D 12/23/07
A/K/A SAMUEL A CALAGIONE III AND MARIAH CALAGIONE IRREVOCABLE TRUST F/B/O SAMUEL A CALAGIONE IV DATED DECEMBER 23, 2007

By:

Name:

Title:

GCC IRREVOCABLE TRUST U/A/D 12/23/07
A/K/A SAMUEL A CALAGIONE III AND MARIAH CALAGIONE IRREVOCABLE TRUST F/B/O GRIER C CALAGIONE DATED DECEMBER 23, 2007

By:

Name:

Title:

THE CALAGIONE DYNASTY TRUST DATED NOVEMBER 12, 2018

By:

[SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT]

Name:

Title:

THE CALAGIONE FAMILY TRUST DATED DECEMBER 14, 2016

By:

Name:

Title:

AMENDMENT NUMBER ONE AND RESTATEMENT OF REVOCABLE TRUST OF SAMUEL A. CALAGIONE III DATED NOVEMBER 12, 2018

By:

Name:

Title:

The Holder Representative:	SAMUEL A. CALAGIONE, III

[SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT]

EXHIBIT A

The Holders

HOLDER’S NAME	HOLDER’S ADDRESS	TOTAL NUMBER OF REGISTRABLE SECURITIES HELD BY HOLDER
SCIV Irrevocable Trust U/A/D 12/23/07 a/k/a Samuel A Calagione III and Mariah Calagione Irrevocable Trust f/b/o Samuel A Calagione IV dated December 23, 2007	c/o Sageworth 1861 Santa Barbara Drive Lancaster, Pennsylvania 17601 Attention: Kyle Groft

GCC Irrevocable Trust U/A/D 12/23/07 a/k/a Samuel A Calagione III and Mariah Calagione Irrevocable Trust f/b/o Grier C Calagione dated December 23, 2007	c/o Sageworth 1861 Santa Barbara Drive Lancaster, Pennsylvania 17601 Attention: Kyle Groft

The Calagione Dynasty Trust dated November 12, 2018	c/o Sageworth 1861 Santa Barbara Drive Lancaster, Pennsylvania 17601 Attention: Kyle Groft

The Calagione Family Trust dated December 14, 2016	c/o Sageworth 1861 Santa Barbara Drive Lancaster, Pennsylvania 17601 Attention: Kyle Groft

Amendment Number One and Restatement of Revocable Trust of Samuel A. Calagione III dated November 12, 2018	c/o Sageworth 1861 Santa Barbara Drive Lancaster, Pennsylvania 17601 Attention: Kyle Groft